SECURITIES AND EXCHANGE COMMISSION

			   Washington, D.C.  20549

				   FORM 8-K

				CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

			 Date of Report:  June 9, 1995

			      CHAMPION PARTS, INC.

	    (Exact name of Registrant as specified in its Charter)



Illinois                              1-7807                  36-2088911
(State or other jurisdiction  (Commission File Number)   (IRS Employer Ident-
of incorporation)                                         ification  No.)


2525 22nd Street, Oak Brook, Illinois             60521
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:     (708) 573-6600

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Matters.


	On June 9, 1995 the Company announced that it has adopted a plan to refocus its business and begin to exit the manufacture and supply of automotive electrical and mechanical product lines to traditional warehouse distributors in the eastern United
States. It will continue to manufacture and supply remanufactured carburetors and constant velocity joint assemblies and service the original equipment market. In the short term, the Company announced that its electrical and mechanical customers serviced out of its Hope, Arkansas and Beech Creek, Pennsylvania plants will be serviced until mid-July, 1995. It also announced that it is exploring its options with respect to its Fresno, California plant.


	On May 19, the Company entered into a Forbearance Agreement with its lending banks. Among other things, the Company agreed that it is in default under the Credit Agreement with the banks, which also resulted in cross-defaults under two agreements pertaining to outstanding letter of credit (together with the Credit Agreement, the "Loan Documents"), and the Company's banks agreed to forbear from exercising their rights under the Loan Documents. Under the Forbearance Agreement the Company also agreed, among other things, to: (a) assign the Company's interest in two former plant facilities to the banks as additional collateral, (b) retain, at its expense, a financial consultant to work with management in preparing plans and strategies for the Company, (c) present a business plan to the banks by June 6, 1995 reflecting structural and organizational changes for the purpose of generating positive cash flow and (d) reimburse the banks for expenses related to the agreement.
Subject to borrowing base limitations in the Credit Agreement, the banks agreed to continue to make advances to the Company during the forbearance period. In addition under the agreement, the banks raised the Company's interest rate to prime plus three and one-half percent per annum retroactive to May 1, 1995, from prime plus one and one-half percent. The Forbearance Agreement expires June 16, 1995. There can be no assurance that the banks will extend the Forbearance Agreement upon its expiration.


	The above summary of the terms of the Forbearance Agreement is necessarily incomplete, and is qualified in its entirety by reference to the Forbearance Agreement, a copy of which is attached hereto as Exhibit 10(b) and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.



	Exhibits:



	10(a) Press release dated June 9, 1995 announcing refocus of business.



	10(b)   Forbearance Agreement dated May 19, 1995 between the
		Company and LaSalle National Bank, Harris Trust & Savings Bank and NBD Bank.

SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



				CHAMPION PARTS, INC.


Date:  June 9, 1995             By:     /s/Thomas W. Blashill

					Thomas W. Blashill
					Executive Vice President,
					Secretary and Treasurer

			       EXHIBIT INDEX


Exhibit No.        Description of Exhibit Page



	10(a)      Press Release dated June 9, 1995.



	10(b)      Forbearance Agreement dated May 19, 1995

PRESS RELEASE



Champion Parts, Inc.

2525 22nd Street, Oak Brook, IL   60521

Contact:        Thomas W. Blashill
Phone:          708-573-6600
FAX:            708-574-3128



FOR IMMEDIATE RELEASE



CHAMPION PARTS, INC. TO REFOCUS BUSINESS



OAK BROOK, IL, June 9, 1995 -- Champion Parts, Inc. (NASDAQ:CREB) announced today that it adopted a plan to refocus its business to exit the manufacture and supply of automotive electrical (starters and alternators) and mechanical (water pumps and clutches) product lines to the traditional wholesale distributor and retail markets in the eastern United States.
The company will continue to manufacture and supply carburetors and constant velocity joint assemblies to these markets and maintain all aspects of its relationships with its original equipment manufacturer aftermarket customers. The company stated that it presently intends to continue to service its traditional electrical and mechanical customers out of its Hope, Arkansas and Beech Creek, Pennsylvania plants until mid July, 1995. The effect of the plan will be a substantial reduction in the company's sales base and downsizing of all operations. The effect of the recently adopted plan will result in restructuring charges, the amount of which remains to be determined.

	The company also announced that it has signed a forbearance agreement with its banks covering defaults under its credit facility, which expires on June 16, 1995. The company is currently in discussions with its banks to try to obtain extension of the forbearance agreement, and a credit facility to coincide with its restructuring plan.


	"Due to recent negative market conditions and the Company's weakened financial condition, we need to immediately refocus our company to its core market niches to attempt to return the company to profitability," said Thomas W. Blashill, Champion's executive vice president. "We will continue to operate our Fresno, California plant as a full line supplier in the near terms as further options are being explored."

FORBEARANCE AGREEMENT

	This Forbearance Agreement is made and entered into as of May 19, 1995, by and among Champion Parts, Inc., an Illinois corporation, with its principal place of business at 2525 22nd
Street, Oak Brook, Illinois  60521 ("Champion"), LaSalle
National Bank, a national banking association ("LaSalle"), as successor to both Exchange National Bank of Chicago and American
National Bank and Trust Company of Chicago, NBD Bank ("NBD"), and Harris Trust and Savings Bank, an Illinois banking corporation ("Harris") [LaSalle, NBD and Harris are each a "Bank" and collectively, together with their respective successors and permitted assigns, the "Banks"], and LaSalle in its capacity as both Agent and Collateral Agent for the Banks.



W I T N E S S E T H:



	WHEREAS, the Banks, the Agent and the Collateral Agent have provided certain extensions of credit, loans and other financial accommodations to Champion pursuant to (a) that certain Amended and Restated Credit Agreement dated as of March 31, 1993, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of March 30, 1994, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated March 31, 1995, by and among Champion, the Banks, the Agent and the Collateral Agent (collectively the "Credit Agreement"), (b) (i) that certain Reimbursement
Agreement dated as of December 1, 1991, by and between Champion and NBD (the "IRB Agreement"), and (ii) that certain Standby
Letter of Credit Application and Reimbursement and Security Agreement dated December 30, 1991, by and between Champion and NBD (the "Workmen's Compensation Agreement")[the IRB Agreement, together with the Workmen's Compensation Agreement are collectively the "Other NBD Documents"], and (c) the other agreements, documents and instruments referenced in the Credit Agreement or the Other NBD Documents or executed and delivered pursuant thereto (collectively the "Other Loan Documents")[the Credit Agreement, together with the Other NBD Documents and the Other Loan Documents are collectively the "Champion Loan Documents"];



	WHEREAS, Champion is and continues to be in default under the terms and provisions of the Champion Loan Documents and the indebtedness evidenced by the Champion Loan Documents (the
"Champion Indebtedness") is and continues to remain unpaid, due and owing;



	WHEREAS, Champion has requested the Banks, the Agent and the Collateral Agent to forbear from presently making demand for payment of the Champion Indebtedness pursuant to the Champion
Loan Documents and from immediately collecting the Champion
Indebtedness by exercising their rights and remedies pursuant to the Champion Loan Documents, at law, in equity or otherwise; and



	WHEREAS, the Banks, the Agent and the Collateral Agent are willing to forbear from presently making demand for payment of the Champion Indebtedness pursuant to the Champion Loan
Documents and from immediately collecting the Champion Indebtedness by exercising their rights and remedies pursuant to the Champion Loan Documents, at law, in equity or otherwise, but solely on the terms and subject to the conditions contained in this Forbearance Agreement.



	NOW, THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of such consideration is hereby acknowledged, the Banks, the Agent, the Collateral Agent and Champion hereby agree as set forth in this Forbearance Agreement.


	1.      Acknowledgment of Default.

		A. Champion acknowledges and agrees that it is and continues to be in default under the terms and provisions of the Champion Loan Documents pursuant to Sections 6.1(b), 6.13, 6.15, 6.29 and
9.1(n) of the Credit Agreement, Article V of the IRB Agreement and Section 5(h) of the Workmen's Compensation Agreement. To the best of Champion's knowledge after due and diligent inquiry, Champion represents and warrants unto the Banks, the Agent and the Collateral Agent that no other breach, default or event of default exists under the terms and provisions of the Champion
Loan Documents.  To the Banks', the Agent's and the Collateral
Agent's knowledge without any inquiry or investigation of any kind whatsoever, the Banks, the Agent, and the Collateral Agent are not aware of any other breach, default or event of default under the terms and provisions of the Champion Loan Documents.



		B.      Champion hereby acknowledges and agrees that:



		1. as of the date hereof, the outstanding principal balance of the Champion Indebtedness consists of (a) "Advances" of $13,800,000.00 pursuant to the Credit Agreement; (b) a contingent obligation of $1,542,946.00 pursuant to the IRB
Agreement; and (c) a contingent obligation of $1,100,000.00 pursuant to the Workmen's Compensation Agreement;


		2. Champion is liable for the Champion Indebtedness, all accrued interest thereon, and all other fees, costs, charges, obligations and expenses, including, but not limited to, all attorneys' fees and other professional fees, heretofore, now or from time to time hereafter incurred by each of and all of the Banks, the Agent and/or the Collateral Agent in connection with the Champion Loan Documents, the Champion Indebtedness, the default by Champion under the Champion Loan Documents and the negotiation, preparation and enforcement of this Forbearance
Agreement and the "Other Forbearance Documents" (hereinafter defined);



		3. the Banks, the Agent and the Collateral Agent have the right to immediately initiate and prosecute any of their rights or remedies pursuant to the Champion Loan Documents, at law, in equity or otherwise; and



		4. effective May 1, 1995, Champion will pay to the Banks interest at a per annum rate equal to the "Prime Rate" (as defined in the Credit Agreement) in effect from time to time plus three and one-half percent (3-1/2%) per annum.



	2. Forbearance Period. Upon the complete, full and timely performance of the covenants described in this Paragraph 2 and provided no other or further breach, default or event of default occurs under the Champion Loan Documents, this Forbearance
Agreement or the Other Forbearance Documents, the Banks, the
Agent and the Collateral Agent agree to forbear from the date hereof through and including June 16, 1995 (the "Forbearance
Period"), from exercising any of their rights or remedies pursuant to the Champion Loan Documents, at law, in equity or otherwise.



		A. Upon presentment, Champion shall reimburse each of and all of the Banks, the Agent and the Collateral Agent for all reasonable attorneys' fees, other professional fees, and other fees, costs, charges, obligations and expenses which the Banks, the Agent and/or the Collateral Agent have incurred and will continue to incur in connection with the Champion Loan
Documents, the Champion Indebtedness, the default by Champion under the Champion Loan Documents, this Forbearance Agreement and the Other Forbearance Documents.



		B. Champion shall fully and timely pay the Champion Indebtedness as evidenced by the Champion Loan Documents, this Forbearance Agreement and the Other Forbearance Documents and fully and timely perform all of the covenants, duties, obligations and agreements contained in the Champion Loan
Documents, this Forbearance Agreement and the Other Forbearance
Documents.



		C. Champion covenants and agrees not to permit the occurrence of any other or further breach, default or event of default pursuant to the Champion Loan Documents, this Forbearance
Agreement or the Other Forbearance Documents.



		D. Champion's financial consultant, Silverman, Korenthal & Company, will prepare a written summary for Champion describing specific plans and strategies, including repayment of the Champion Indebtedness in full within a reasonable period of time, and, on or before May 29, 1995, deliver to the Banks, the Agent, and the Collateral Agent a copy of such written summary, in form and substance acceptable to the Banks, the Agent and the Collateral Agent.



		E. Upon the earlier to occur of (1) every Friday of each and every calendar week, or (2) each and every request for an advance pursuant to the terms and provisions of the Credit
Agreement, Champion will prepare and deliver to the Banks, the Agent and the Collateral Agent a borrowing base certificate, in form and substance acceptable to the Banks, the Agent and the Collateral Agent.



		F. Champion will prepare and deliver, on or before May 29, 1995, to the Banks, the Agent and the Collateral Agent a revised financial forecast reflecting structural and organizational changes which will result in Champion generating positive cash flow from the ordinary course of its operations.



		G. Upon presentment, Champion shall reimburse the Banks, the Agent and the Collateral Agent for all fees, costs, charges, obligations and expenses which the Banks, the Agent, and the Collateral Agent may incur in connection with (1) retaining a financial consultant solely for the Banks, the Agent and the Collateral Agent, and (2) any and all real estate, inventory, machinery and equipment appraisals, environmental assessment reports and any other appraisals, reports and summaries.
Notwithstanding the foregoing, Champion acknowledges and agrees that any and all such appraisals, reports and summaries, including, but not limited to, any reports and summaries prepared by the Banks', the Agent's and the Collateral Agent's financial consultant, are prepared for the sole and exclusive benefit and review of the Banks, the Agent and the Collateral
Agent. The Banks, the Agent and the Collateral Agent may, but under no circumstances are obligated to, provide Champion with copies of any such appraisals, reports or summaries to be utilized by Champion solely in connection with refinancing the Champion Indebtedness; provided, however, Champion acknowledges and agrees that the Banks, the Agent and the Collateral Agent are not in any way responsible for or liable to Champion for the preparation or results of such appraisals, reports or summaries, or any other matter contained therein.



		H. Contemporaneously herewith, Champion will execute and deliver the following documents (collectively the "Other
Forbearance Documents"):



		1. Pennsylvania Mortgage and Security Agreement of even date herewith executed and delivered by Champion to the Banks, the Agent and the Collateral Agent granting a first position priority mortgage and lien in and to the real properties commonly known as 921 Third Avenue, Lock Haven, Pennsylvania, in the form attached hereto as Exhibit "A" (the "Carburetor
Facility");



		2. Secretary's Certificate as to Officers and Directors and Directors' Resolutions for Champion, in the form attached hereto as Exhibit "B";



		3. Promissory Notes executed and delivered by Champion to LaSalle, Harris and NBD in the forms of Exhibit "C", Exhibit "D" and Exhibit "E", respectively. Such Promissory Notes are in substitution, and not a discharge of, that certain Promissory
Note dated as of March 30, 1994, executed and delivered by Champion to LaSalle in the amount of Eleven Million Eight
Hundred Seventy Thousand Nine Hundred Sixty-Seven and 69/100
Dollars ($11,870,967.69), that certain Promissory Note dated as of March 30, 1994, executed and delivered by Champion to Harris in the principal amount of Four Million Four Hundred Fifty-One
Thousand Six Hundred Twelve and 97/100 Dollars ($4,451,612.97), and that certain Promissory Note dated as of March 30, 1994, executed and delivered by Champion to NBD in the principal amount of Six Million Six Hundred Seventy-Seven Thousand Four
Hundred Nineteen and 34/100 Dollars ($6,677,419.34).



		4. such other agreements, documents and instruments as the Banks, the Agent and the Collateral Agent may request, including, but not limited to, any agreements, documents or instruments executed and delivered in connection with the "Piper
Facility" (hereinafter defined).



		I. A petition under the United States Bankruptcy Code or any similar federal, state or local law, statute or regulation has not been filed by or against Champion.



		J. With regard to the Carburetor Facility, Champion will, within seven (7) days from the date hereof, cause to be recorded a warranty deed evidencing fee simple title to the Carburetor
Facility in Champion, subject only to title exceptions and other restrictions of record substance acceptable to the Banks, the Agent and the Collateral Agent.



		K. With regard to the Piper Facility, Champion will, within seven (7) days from the date hereof, execute and deliver, in form and substance acceptable to the Banks, the Agent and the Collateral Agent, (1) a recordable collateral assignment of that certain Installment Sale Agreement dated May 24, 1988, by and between Pennsylvania Industrial Development Authority, as assignee of The Industrial Development Corporation of Clinton
County (collectively "IDC") and Champion, as successor in interest to Champion Parts Rebuilders, Inc. (the "Installment
Agreement"), (2) a Consent and Estoppel Certificate from IDC, and (iii) such other agreements, documents and instruments as the Banks, the Agent and the Collateral Agent may request. Upon payment of all monthly installment payments pursuant to the Installment Agreement, Champion will promptly execute and deliver a Mortgage and Security Agreement, together with such other agreements, documents and instruments as the Banks, the Agent and the Collateral Agent may request, all in form and substance acceptable to the Banks, the Agent and the Collateral
Agent.



	3. Additional Covenants. At all times during the Forbearance Period, Champion shall:



		A. purchase and maintain in full force and effect all insurance required to be purchased and maintained pursuant to the Champion Loan Documents, this Forbearance Agreement and the
Other Forbearance Documents;



		B. fully and timely pay all tax liabilities which are required to be paid pursuant to the Champion Loan Documents, this Forbearance Agreement and the Other Forbearance Documents;



		C. maintain and ensure that all property, real, personal and mixed, which is pledged to the Banks, the Agent and/or the Collateral Agent as collateral or security for the Champion
Indebtedness, remains free and clear of liens, security interests, mortgages, pledges, claims, encumbrances, charges, agreements, liabilities, equities and rights of other persons and entities of any kind, nature or description whatsoever
(collectively "Liens"), excepting only the Liens of the Banks, the Agent and the Collateral Agent and the other Liens, if any, permitted by the terms of the Champion Loan Documents and the Other Forbearance Documents;



		D. deliver, within fifteen (15) days after the end of each calendar month, commencing with April, 1995, an aged schedule of Champion's accounts payable;



		E. keep and maintain all of its checking, depository and other bank accounts solely with any one or more of the Banks, excepting only an amount not to exceed Ten Thousand and no/100
Dollars ($10,000.00) in each of the bank accounts listed on Exhibit "F".



	4.      CPR.  Champion represents and warrants that as follows :



		A. Champion owns all of the issued and outstanding shares of stock of CPR Properties, Inc. ("CPR");



		B. CPR's only asset is the real property commonly known as 2696 South Maple Street, Fresno, California (the "Fresno
Property");



		C. except for the indebtedness owing to Bervin Carpets Corporation, as assigned to Gulf Life Insurance Company, in connection with the Fresno Property in a maximum aggregate amount not to exceed Seven Hundred Ninety-Seven Thousand
Thirty-Nine and 10/100 Dollars ($797,039.10), there are no other secured or unsecured creditors of CPR; and



		D. a true and complete copy of CPR's most recent tax return is attached hereto as Exhibit "G".



	5.      Representations and Warranties by Champion.



		A. Champion represents, warrants and covenants unto the Banks, the Agent and the Collateral Agent that:



		1. Champion has, at Champion's sole cost and expense, retained Silverman, Korenthal & Company as a financial consultant;



		2. Champion has and at all times hereafter will comply with the provisions of the Fair Labor Standard Act, and all employees have been and will be paid in accordance therewith;



		3. Champion has and at all times hereafter will comply with the provisions of the Worker Adjustment and Retraining
Notification Act of 1988, as applicable;



		4. Champion has and at all times hereafter will fully and timely pay all federal, state and local taxes, including, but not limited to, all payroll and trust fund taxes; and



		5. to the best of Champion's knowledge after due and diligent inquiry, Champion has and at all times hereafter will comply with all other federal, state and local laws, regulations and rules.



		B. Champion shall pay to the Banks, the Agent and the Collateral Agent the amount of any payments made to any and all of the Banks, the Agent and/or the Collateral Agent in full or partial satisfaction of the Champion Indebtedness, which payments are subsequently invalidated, declared to be preferential or fraudulent, set aside or required to be repaid by any or all of the Banks, the Agent and/or the Collateral
Agent to Champion, its estate, a trustee, a receiver or any other party under the United States Bankruptcy Code or any similar federal, state or local law, statute or regulation.



	6. Piper Facility. Champion hereby represents, warrants and covenants unto the Banks, the Agent and the Collateral Agent that, with regard to property commonly known as 935 East Bald
Eagle Street, Lock Haven Industrial Park, Lock Haven,
Pennsylvania (the "Piper Facility"):



		A. Champion is the sole and exclusive contract purchaser under the Installment Agreement. The Installment Agreement has not been modified, amended or supplemented.



		B. Champion has full power and authority to collaterally assign the Installment Agreement to the Banks, the Agent and the Collateral Agent, and no prior assignment or any other transfer of any kind has been or will be made in connection therewith.



		C. Champion has and will fully and timely pay all monthly installment payments due under the Installment Agreement, all taxes, special assessments, insurance premiums and any other payments due under the Installment Agreement.



		D. Champion is not and will not, at any time hereafter, be in default in any manner under the Installment Agreement and no event has occurred and no condition exists which, with the giving of notice, the lapse of time or both will constitute a default under the Installment Contract. To the best knowledge of Champion, IDC is not in default under the Installment
Agreement and no event has occurred and no condition exists which, with the giving of notice, the lapse of time or both will constitute a default under the Installment Agreement. No claim, controversy or dispute exists between Champion and IDC.



		E. Upon the full payment of the purchase price under the Installment Agreement, Champion covenants that (A) title to the Piper Facility will be held by Champion free and clear of all liens and encumbrances, except title exceptions and other restrictions of record acceptable to the Banks, the Agent and the Collateral Agent.



		F. Champion will immediately forward to the Agent a copy of any notice of default in connection with the Piper Facility.



		G. The outstanding balance of any indebtedness relating to the Piper Facility does not and will not exceed the approximate aggregate amount of One Hundred Eighty Thousand and no/100
Dollars ($180,000.00), and at all times, the outstanding balance of the monthly installment payments will be less than the appraised value of the Piper Facility.



		H. Champion will fully and timely pay all indebtedness and liabilities, and fully and timely perform all duties, covenants, obligations and agreements pursuant to that certain Mortgage dated May 24, 1988, by The Industrial Development Corporation of
Clinton County, as assigned to Champion and The Pennsylvania
Industrial Development Authority.



	7. Default. Champion shall be in default under the terms and provisions of this Forbearance Agreement upon the occurrence of any of the following events, whereupon the Forbearance Period shall immediately terminate without further notice to or any demand upon Champion:



		A. Champion fails to fully and timely pay all sums due pursuant to this Forbearance Agreement or the Other Forbearance
Documents;



		B. Champion breaches any covenant, agreement or obligation set forth in this Forbearance Agreement or the Other Forbearance
Documents; or



		C. Any other or further breach, default or event of default occurs under the Champion Loan Documents.



Upon the expiration or termination of the Forbearance Period, for whatever reason, the Champion Indebtedness shall be immediately due and payable, and shall be paid by Champion to the Banks, the Agent and the Collateral Agent, as the case may be, without any further notice or demand whatsoever, and the Banks, the Agent and the Collateral Agent, as the case may be, may, without notice, immediately exercise all of their rights and remedies under the Champion Loan Documents, this Forbearance Agreement and the Other Forbearance Documents, as well as any and all other rights and remedies available at law, in equity or otherwise and may immediately take any action, legal or equitable, to collect the Champion Indebtedness and any and all other sums now or hereafter due and owing from Champion to the Banks, the Agent and the Collateral Agent.



	8.      Forbearance Agreement Not Refinancing.



		A. The Banks', the Agent's and the Collateral Agent's agreement to forbear pursuant to this Forbearance Agreement is not, and shall not be construed as, a refinancing of the Champion Indebtedness.



		B. Champion has requested the Banks to provide additional "Advances" (as defined in the Credit Agreement) in accordance with Section 6.27 of the Credit Agreement. Provided, no other or further breach, default or event of default occurs under the Champion Loan Documents, this Forbearance Agreement or the Other
Forbearance Documents, the Banks shall, from the date hereof through the Forbearance Period, provide Advances to Champion solely in accordance with Section 6.27 of the Credit Agreement.



		C. The amount of each Bank's Commitment and Percentage Share appearing next to each Banks respective signature line in the Credit Agreement are hereby amended by deleting such amounts and percentages in their entirety and substituting therefor the amounts and percentages set forth next to the signatures lines appearing on this Forbearance Agreement.



		D. Section 6.27(a)(x)(A) of the Credit Agreement is hereby amended by deleting the phrase "shall not at any time on and after the earlier to occur of (i) the Initial Equity Infusion, or (ii) April 17, 1995, exceed $9,000,000.00", and substituting therefor "shall not under any circumstances exceed
$9,000,000.00".



		E. Section 6.27(b) of the Credit Agreement is hereby amended by deleting Section (z) from the definition of "Applicable Eligible Inventory Percentage" in Section 6.27(b) and substituting therefor the following:



		"(z) from and after January 1, 1995, through the Forbearance Period, thirty-five percent (35%)."



		F. Champion acknowledges and agrees that the Banks, the Agent and the Collateral Agent have made no assurances, have not committed, and are under no obligation to extend the Forbearance
Period.



	9. Reaffirmation. Champion hereby reaffirms to the Banks, the Agent and the Collateral Agent, its pledge and grant of the liens and security interests described in the Champion Loan
Documents. Champion hereby affirms the continued validity of the Champion Loan Documents, and acknowledges that all of the terms and provisions of the Champion Loan Documents are and remain in full force and effect, are enforceable in accordance with their terms and the Banks, the Agent and the Collateral
Agent are not in breach or default of any of the terms, conditions and provisions of the Champion Loan Documents.



	10. Forbearance. The forbearance described in this Forbearance Agreement shall be limited solely to Champion's default of Sections 6.1(b), 6.13, 6.15, 6.29 and 9.1(n) of the Credit
Agreement, Article V of the IRB Agreement and Section 5(h) of the Workmen's Compensation Agreement existing prior to the date of this Forbearance Agreement and shall not be deemed (A) a forbearance of any other terms or provisions of the Champion
Loan Documents, or any other agreements, documents or instruments referenced therein or executed and delivered pursuant thereto, (B) a waiver by the Banks, the Agent and the Collateral Agent of any default, breach or event of default, whether now existing or arising or occurring after the date hereof, or (C) to affect any of the Banks', the Agent's or the Collateral Agent's rights or remedies pursuant to the Champion
Loan Documents, or any other agreements, documents or instruments referenced therein or executed and delivered pursuant thereto, at law, in equity or otherwise. The Banks, the Agent and the Collateral Agent hereby continue to reserve all of their rights and remedies pursuant to the Champion Loan
Documents, as well as any rights and remedies at law, in equity or otherwise. Champion expressly acknowledges and agrees that, upon the expiration or termination of the Forbearance Period, the Banks, the Agent and the Collateral Agent may exercise any of their rights and remedies pursuant to the Champion Loan
Documents, at law, in equity or otherwise, in connection with Champion's default of Sections 6.1(b), 6.13, 6.15, 6.29 and
9.1(n) of the Credit Agreement, Article V of the IRB Agreement and Section 5(h) of the Workmen's Compensation Agreement existing prior to the date of this Forbearance Agreement. Such forbearance shall not be or be deemed a waiver of, nor shall it preclude the subsequent exercise of any such right or remedy, without further notice, and nothing contained in this Forbearance Agreement shall be or be deemed to be a waiver of any presently existing or any hereafter arising or occurring breach, default or event of default, including, but not limited to, Champion's default of Sections 6.1(b), 6.13, 6.15, 6.29 and
9.1(n) of the Credit Agreement, Article V of the IRB Agreement and Section 5(h) of the Workmen's Compensation Agreement existing prior to the date of this Forbearance Agreement.
Nothing contained in this Forbearance Agreement shall affect
Champion's obligation to pay the Champion Indebtedness.



	11. Waiver and Release. In consideration of the Banks', the Agent's and the Collateral Agent's execution and delivery of this Forbearance Agreement, Champion hereby waives, releases and forever discharges the Banks, the Agent and the Collateral
Agent, their predecessors, parents, subsidiaries, affiliates, agents, employees, officers, directors, shareholders, attorneys, legal representatives, successors and assigns, and each of them, of and from any and all claims, demands, counterclaims, set-offs, defenses, debts, liabilities, obligations, costs, expenses, actions, causes of action and damages of every kind, nature and description whatsoever, known or unknown, foreseeable and unforeseeable, liquidated and unliquidated, insured and uninsured, which Champion heretofore and/or presently owns, holds or has by reason of any matter, cause or thing whatsoever, arising from, relating to or in connection with the Champion
Loan Documents, the Champion Indebtedness, the default by Champion, this Forbearance Agreement or the Other Forbearance
Documents. Champion hereby acknowledges and agrees that the foregoing release shall not be or be deemed to create, construe or admit any liability on behalf of the Banks, the Agent and the Collateral Agent.



	12.     Lockbox Arrangement.  Champion acknowledges and agrees that
(a) all account debtors have been and will be directed to remit all payments on accounts receivable directly into the lockbox previously established with the Agent ("Lockbox Proceeds"), and
(b) it shall remit all payments on accounts receivable or proceeds of any other collateral or security received by Champion immediately to the Agent (collectively the "Other
Proceeds")[the Lockbox Proceeds, together with the Other
Proceeds are collectively the "Proceeds"]. Champion hereby irrevocably designates, makes, constitutes and appoints the Banks, the Agent and the Collateral Agent as Champion's true and lawful attorney and agent-in fact, in Champion's, the Banks', the Agent's and the Collateral Agent's name, to endorse the name of Champion upon any of the Proceeds. Champion hereby authorizes the Agent to, and acknowledges and agrees that the Agent will apply, on a daily basis, all immediately available
Proceeds towards payment of any outstanding costs, fees or expenses, accrued interest or the principal amount of the outstanding revolving loans, in any order or manner as the Agent
(as directed by the "Majority Banks", as defined in the Credit
Agreement) may determine. Champion further acknowledges and agrees that such Proceeds will not under any circumstances be deposited into Champion's general operating or any other accounts with any of the Banks.



	13. Authority To Execute This Forbearance Agreement. Champion represents and warrants to the Banks, the Agent and the Collateral Agent that (a) it has obtained all necessary consents to enter into, execute, deliver and perform this Forbearance
Agreement, including, but not limited to, resolutions of the Board of Directors of Champion, (b) Champion has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Forbearance Agreement, and (c) the execution and delivery of this Forbearance Agreement shall not breach any agreement, instrument or document to which Champion is a party or by which it is bound.



	14.     Notices.        Any and all notices, demands, requests,
consents, designations, waivers, and other communications required or desired to be given in connection with this Forbearance
Agreement shall be in writing and shall be effective upon personal delivery, upon receipted delivery by Federal Express or another overnight carrier, or three (3) days after mailing if mailed by certified mail, return receipt requested, postage prepaid, to Champion or the Banks, the Agent, and the Collateral
Agent at the following address or such other address as they may respectively designate in like manner; provided, however, notices of a change of address shall be effective only upon receipt thereof:



If to LaSalle,

then to:                                  With a copy to:

     LaSalle National Bank                Fagel & Haber
     120 South LaSalle Street             140 South Dearborn, Suite 1400
     Chicago, Illinois  60603             Chicago, Illinois 60603

     Attention:  Mr. Thomas J. Bieke      Attention:  Gina M. Gentili, Esq.


If to the                                   With a copy to:
Collateral Agent
or the Agent,
then to:

       LaSalle National Bank                Fagel & Haber
       120 South LaSalle Street             140 South Dearborn, Suite 1400
       Chicago, Illinois  60603             Chicago, Illinois 60603

       Attention: Mr. Thomas J. Bieke       Attention:  Gina M. Gentili, Esq.


If to Harris,                               With a copy to:
then to:

       Harris Trust and Savings Bank        Chapman & Cutler
       200 West Monroe Street, 17th Floor   111 West Monroe Street, 17th Floor
       Chicago, Illinois  60603             Chicago, Illinois 60603

       Attention:  Mr. Michael Wood         Attention:  Edward L. Lembitz, Jr.


If to NBD,                                  With a copy to:
then to:

       NBD Bank                             Honigman, Miller, Schwartz & Cohn
       710 First National Building          2290 First National Building
       Detroit, Michigan  48226             Detroit, Michigan 48226

       Attention:  Mr. Andrew Arton         Attn.: Theodore Sylwestrazak, Esq.


If to Champion,                             With a copy to:
then to:

       Champion Parts, Inc.                 Adelman, Gettleman & Merens, Ltd.
       2525 22nd Street                     53 W. Jackson Boulevard, Suite 1050
       Oak Brook, Illinois  60521           Chicago, Illinois 60604

       Attention:  Executive Vice President Attention:  Howard L. Adelman, Esq.



	15. Construction. This Forbearance Agreement shall be interpreted, construed and governed by and under the laws of the State of Illinois.



		A. Wherever possible, each provision of this Forbearance Agreement shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this Forbearance Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this Forbearance Agreement, the balance of which shall remain in and have its intended full force and effect; provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law.



		B. The Paragraph headings contained in this Forbearance Agreement are solely for the purpose of reference, are not part of the agreement among Champion, the Banks, the Agent and the Collateral Agent and shall not in any way affect the meaning or interpretation of this Forbearance Agreement, any Paragraph or provision thereof.



		C. This Forbearance Agreement shall be binding on Champion and its successors, and shall inure to the benefit of the Banks, the Agent and the Collateral Agent, their respective successors, assigns, affiliates, divisions and parent.



		D. This Forbearance Agreement and the Other Forbearance Documents cannot be assigned by Champion without the Banks', the Agent's and the Collateral Agent's, prior written consent;
provided, however, the Banks, the Agent and the Collateral Agent may assign this Forbearance Agreement, the Other Forbearance
Documents or the Champion Loan Documents without notice to or the consent of Champion.



		F. No failure to exercise, and no delay in exercising, any of the Banks', the Agent's and the Collateral Agent's rights, powers or privileges shall operate as a waiver thereof.



			1. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision.



			2. No extension of time for the payment of any of the Champion Indebtedness or any other sum to be paid pursuant to this Forbearance Agreement, or the performance of any other obligation or act, shall be deemed to be an extension of the time for payment or performance of any other obligation or act.



			3. This Forbearance Agreement may not be altered, changed, amended or modified, except in accordance with Section 11.1 of the Credit Agreement.



		G. Whenever required by context, the masculine pronouns will include the feminine and neuter genders, and the singular will include the plural, and vice versa.



		H. This Forbearance Agreement constitutes the entire agreement among Champion, the Banks, the Agents and the Collateral Agent with regard to the subject matter hereof. The Exhibits referenced herein are attached hereto, made a part hereof and incorporated herein by this reference thereto.



		I. If, and to the extent the terms and provisions of this Forbearance Agreement contradict or conflict with the terms and provisions of the Champion Loan Documents, the terms and provisions of this Forbearance Agreement shall govern and control; provided, however, to the extent the terms and provisions of this Forbearance Agreement do not contradict or conflict with the terms and provisions of the Champion Loan
Documents, then the Champion Loan Documents shall remain in and have their intended full force and effect, and Champion hereby affirms, confirms and ratifies the same.



	16. Consent to Jurisdiction and Waiver of Jury Trial. Champion, the Banks, the Agent and the Collateral Agent irrevocably agree, and hereby consent and submit to the exclusive jurisdiction of the Circuit Court of Cook County, Illinois and the United States District Court of the Northern District of Illinois, Eastern Division, with regard to any litigation, actions or proceedings arising from, relating to or in connection with the Champion Loan Documents, the Champion Indebtedness, the default by Champion under the Champion Loan Documents, any collateral or security therefor, this Forbearance Agreement or the Other Forbearance Documents, excepting only any litigation, actions or proceedings arising from, relating to or in connection with the IRB Agreement or the Workmen's Compensation Agreement.



		A. Champion hereby waives any right it may have to transfer or change the venue of any litigation, actions or proceedings filed in the Circuit Court of Cook County, Illinois, or the United
States District Court for the Northern District of Illinois,
Eastern Division.



		B. Champion hereby irrevocably appoints and designates Howard L. Adelman, Adelman, Gettleman & Merens, Ltd., 53 West Jackson Boulevard, Suite 1050, Chicago, Illinois 60604, as its true and lawful attorney-in-fact and duly authorized agent to accept service of any legal process or any notice which, notwithstanding Champion's waiver of notice contained in this Forbearance Agreement, the Banks, the Agent or the Collateral
Agent desire or elect to provide to Champion, and agrees that service of process upon such attorney-in-fact shall constitute personal service of process upon Champion, and further waives any objection to service of process upon such attorney-in-fact.



		C. Champion shall direct such attorney-in-fact to forward any such notice or service of process to each of Champion, at the addresses set forth in Paragraph 14.



		D. CHAMPION, THE BANKS, THE AGENT AND THE COLLATERAL AGENT EACH HEREBY ABSOLUTELY AND UNCONDITIONALLY WAIVE THEIR
RESPECTIVE RIGHT TO A TRIAL BY JURY.



					 CHAMPION PARTS, INC., an
					 Illinois corporation


					 By:   __________________

					 Title:__________________



Amount of              Percentage        LA SALLE NATIONAL BANK, individually
Commitment             Share             as Agent and as Collateral Agent


$9,290,322.54          51.612903%        By:   ___________________

					 Title:___________________


Amount of              Percentage        NBD BANK
Commitment             Share


$5,225,806.44          29.032258%        By:   ___________________

					 Title:___________________



Amount of              Percentage        HARRIS TRUST AND
Commitment             Share             SAVINGS BANK, an
					 Illinois corporation



$3,483,871.02          19.354839%        By:   ___________________

					 Title:___________________



Total
Commitments


$18,000,000.00